                                 OMNIFLEX-TM-
                      ICMG SECULAR TRUST SEPARATE ACCOUNT
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                       HARTFORD, CONNECTICUT 06104-2999
[LOGO]                     TELEPHONE: 1-800-861-1408

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This  Prospectus  describes  OmniFlex-TM-,  a  group  flexible  premium deferred variable annuity contract (the "Group Annuity") with individually allocated certificates (the "Certificates," and each individually the "Certificate") issued by Hartford Life Insurance Company ("Hartford"). The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans. Premium Payments for each Certificate will be allocated to the subaccounts (the "Divisions") of ICMG Secular Trust Separate Account (the "Separate Account").



There are currently twenty-four Divisions available under the Certificate. The underlying investment portfolios (the "Portfolios") for the Divisions are shares of Class IA of the Hartford Capital Appreciation HLS Fund, Inc. ("Hartford Capital Appreciation Fund"), shares of Class IA of the Hartford Bond HLS Fund, Inc. ("Hartford Bond Fund") and shares of Class IA of the Hartford Money Market HLS Fund, Inc. ("Hartford Money Market Fund"); the Limited Maturity Bond Portfolio, the Balanced Portfolio and the Partners Portfolio of Neuberger & Berman Advisers Management Trust; the VIP High Income Portfolio and the VIP Equity-Income Portfolio of Variable Insurance Products Fund; the VIP II Asset Manager Portfolio of Variable Insurance Products Fund II; the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of The Alger American Fund; the J.P. Morgan Bond Portfolio, the J.P. Morgan Equity Portfolio, the J.P. Morgan Small Company Portfolio and the J.P. Morgan International Opportunities Portfolio of J.P. Morgan Series Trust II; the Fixed Income Portfolio, the High Yield Portfolio, the Equity Growth Portfolio, the Value Portfolio, the Global Equity Portfolio and the Emerging Markets Equity Portfolio of Morgan Stanley Universal Funds, Inc.; and the EAFE-Registered Trademark-Equity Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund of BT Insurance Funds Trust.



This Prospectus sets forth the information concerning the Separate Account that prospective investors should know before investing and should be kept for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information dated May 1, 1998, send a written request to International Corporate Marketing Group, Attn: Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932. The Table of Contents of the Statement of Additional Information may be found on page 25 of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 1998

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    5
 SUMMARY...............................................................    7
 FINANCIAL INFORMATION.................................................    8
 PERFORMANCE RELATED INFORMATION.......................................    8
 THE COMPANY...........................................................    8
 THE SEPARATE ACCOUNT..................................................    8
 THE FUNDS.............................................................    9
 THE PORTFOLIOS........................................................   11
 THE CERTIFICATE.......................................................   13
 OPERATION OF THE CERTIFICATE..........................................   13
   Premium Payments....................................................   13
   Right to Examine Period.............................................   14
   Allocation of Premium Payments......................................   14
   Value of Accumulation Units.........................................   14
   Investment Value....................................................   14
   Transfers Among Divisions...........................................   14
   Asset Rebalancing...................................................   15
   Surrenders and Partial Withdrawals..................................   15
   Processing of Transactions..........................................   16
 CHARGES UNDER THE CERTIFICATE.........................................   16
   Sales Expenses......................................................   16
   Mortality and Expense Risk Charge...................................   16
   Administrative Expense Charge.......................................   17
   Premium Tax Charge..................................................   17
   Federal Tax Charge..................................................   17
 DEATH BENEFIT.........................................................   17
 ANNUITY BENEFITS......................................................   18
   Annuity Options.....................................................   18
   Annuity Unit Valuation..............................................   19
   Determination of Payment Amount.....................................   19
 FEDERAL TAX CONSIDERATIONS............................................   19
   A. General..........................................................   19
   B. Taxation of Hartford and the Separate Account....................   19
   C. Taxation of Annuities -- General Provisions Affecting Purchasers
    Other Than Qualified Retirement Plans..............................   20
   D. Federal Income Tax Withholding...................................   22
   E. Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   23
 GENERAL MATTERS.......................................................   23
   Additions, Deletions or Substitutions of Investments................   23
   Assignment..........................................................   23
   Modification........................................................   23
   Misstatement of Age.................................................   23
   Delay of Payments...................................................   23
   Voting Rights.......................................................   23
   Experience Credit...................................................   24
   Distribution of the Group Annuity...................................   24
   Safekeeping of Separate Account Assets..............................   24
   Legal Proceedings...................................................   24
   Legal Counsel.......................................................   24
   Experts.............................................................   24
   Additional Information..............................................   24
 TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..........   25

HARTFORD LIFE INSURANCE COMPANY                                                3
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                           GLOSSARY OF SPECIAL TERMS


ACCUMULATION UNIT: An accounting unit of measure used to calculate the Investment Value of a Division.



ALLOCATION DATES: The dates we receive and accept Premium Payments. Premium Payments are applied to the Divisions on these Allocation Dates.


ANNUITY COMMENCEMENT DATE: The date payment of an annuity is to begin under each Certificate.

ANNUITY UNIT: An accounting unit of measure used to calculate the amount of annuity payments under a variable annuity option.

ANNUITANT(S): The person(s) upon whose life the Certificate is issued.


BENEFICIARY: The person(s) entitled to receive benefits under the Certificate upon death of the Annuitant or Owner.



CERTIFICATE ANNIVERSARY: An anniversary of the Certificate Date.



CERTIFICATE DATE: The date so designated in the Certificate.


CERTIFICATE YEAR: A period of 12 months following the Certificate Date and each anniversary thereof.

CODE: The Internal Revenue Code of 1986, as amended.


CONTINGENT ANNUITANT: The person designated by the Owner to become the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date.


CUSTOMER SERVICE CENTER: Currently located at ICMG, Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.


DEATH BENEFIT: The amount payable upon the death of an Annuitant or Owner before annuity payments have started.



DIVISION: A subaccount of the Separate Account which invests exclusively in the shares of a specified Portfolio of a Fund.



ENROLLMENT FORM: The form required to be completed prior to issuance of a Certificate.



FUNDS: The registered open-end management investment companies in which assets of the Divisions of the Separate Account may be invested. Currently, the Funds include: (i) Hartford Capital Appreciation Fund; (ii) Hartford Bond Fund; (iii) Hartford Money Market Fund ((i), (ii), and (iii) are collectively referred to in this Prospectus as the "Hartford Funds"); (iv) Neuberger & Berman Advisers Management Trust ("Neuberger & Berman AMT"); (v) Variable Insurance Products Fund ("VIP"); (vi) Variable Insurance Products Fund II ("VIP II"); (vii) The Alger American Fund ("Alger American Fund"); (viii) J.P. Morgan Series Trust II ("J.P. Morgan Series Trust"); (ix) Morgan Stanley Universal Funds, Inc. ("MSUF"); and (x) BT Insurance Funds Trust.



GENERAL ACCOUNT: The assets of Hartford other than those allocated to the Separate Account.



GROUP ANNUITY: The variable annuity described in this Prospectus and providing for payments varying in amount in accordance with the investment experience of the Divisions of the Separate Account.


HARTFORD: Hartford Life Insurance Company.


INVESTMENT VALUE: The sum of the values of each Division's Accumulation Units held under the Certificate.



MAXIMUM DEFERRAL AGE: The Annuitant's 90th birthday.



NET PREMIUM: The amount of premium actually credited to the Divisions.



NYSE: New York Stock Exchange.



OWNER: The entity or person who is the owner of the Certificate, as named in the Certificate, sometimes herein referred to as "You."



PORTFOLIOS: A Hartford Fund or a separate mutual fund, series or portfolio of the remaining Funds. There are currently twenty-four Portfolios available: the Hartford Capital Appreciation Fund, Hartford Bond Fund and Hartford Money Market Fund; the Limited Maturity Bond Portfolio ("N&B AMT Limited Maturity Bond Portfolio"), Balanced Portfolio ("N&B AMT Balanced Portfolio") and Partners Portfolio ("N&B AMT Partners Portfolio") of Neuberger & Berman AMT; the VIP High Income Portfolio and VIP Equity-Income Portfolio of VIP; the VIP II Asset Manager Portfolio of VIP II; the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of Alger American Fund; the J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio of J.P. Morgan Series Trust; the Fixed Income Portfolio ("MS Fixed Income Portfolio"), High Yield Portfolio ("MS High Yield Portfolio"), Equity Growth Portfolio ("MS Equity Growth Portfolio"), Value Portfolio ("MS Value Portfolio"), Global Equity Portfolio ("MS Global Equity Portfolio"), and Emerging Markets Equity Portfolio ("MS Emerging Markets Equity Portfolio") of MSUF; the EAFE-Registered Trademark-Equity Index Fund ("BT EAFE-Registered Trademark- Equity Index Fund"), Equity 500 Index Fund ("BT Equity 500 Index Fund") and Small Cap Index Fund ("BT Small Cap Index Fund") of BT Insurance Funds Trust.


PREMIUM PAYMENT: A payment made to Hartford pursuant to the terms of the Certificate.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments or Investment Value.


SEC: The U.S. Securities and Exchange Commission.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


SEPARATE ACCOUNT: The Hartford separate account entitled "ICMG Secular Trust Separate Account."


SURRENDER VALUE: Upon surrender of the Certificate, an amount equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges.


VALUATION DAY: Each business day that Hartford and each of the Funds value their respective investment portfolios, unless the Certificate indicates otherwise. A business day is any day the NYSE is open for trading or any day the SEC requires mutual funds, unit investment trusts or other investment portfolios to be valued. The value of the Separate Account is determined at the close of the NYSE (generally 4:00 p.m. Eastern Time) on each Valuation Day.


VALUATION PERIOD: The period between the close of business on successive Valuation Days.


VIP: Variable Insurance Products Fund.



VIP II: Variable Insurance Products Fund II.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------


                                   FEE TABLE



                             Owner Transaction Expenses



 As a Percentage of Premium Payments
     Maximum Sales Load Imposed on Purchases.......................         4.6%(1)
     Federal Tax Charge............................................        0.43%
     Deferred Sales Load...........................................         None

 Separate Account Expenses
     Administrative Expense Charge.................................  $   2.50/mo
     Mortality and Expense Risk Charge.............................        0.65%(2)


------------


(1) The sales load will vary depending on plan characteristics.



(2) Annual expense as a percentage of average Investment Value.



                      Annual Portfolio Operating Expenses
                       After Waivers and/or Reimbursements
                         (as a percentage of net assets)



                                                                          TOTAL
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES  EXPENSES(1)
                                                  ----------  --------  ----------
 Hartford Capital Appreciation Fund..............   0.620%     0.020%     0.640%
 Hartford Bond Fund..............................   0.490%     0.020%     0.510%
 Hartford Money Market Fund......................   0.425%     0.015%     0.440%
 N&B AMT Limited Maturity Bond Portfolio (2).....   0.650%     0.120%     0.770%
 N&B AMT Balanced Portfolio (2)..................   0.850%     0.190%     1.040%
 N&B AMT Partners Portfolio (2)..................   0.800%     0.060%     0.860%
 VIP High Income Portfolio (3)...................   0.590%     0.120%     0.710%
 VIP Equity-Income Portfolio (3).................   0.500%     0.080%     0.580%
 VIP II Asset Manager Portfolio (3)..............   0.550%     0.100%     0.650%
 Alger American Small Capitalization Portfolio...   0.850%     0.040%     0.890%
 Alger American Growth Portfolio.................   0.750%     0.040%     0.790%
 J.P. Morgan Bond Portfolio (4)..................   0.300%     0.450%     0.750%
 J.P. Morgan Equity Portfolio (4)................   0.400%     0.500%     0.900%
 J.P. Morgan Small Company Portfolio (4).........   0.600%     0.550%     1.150%
 J.P. Morgan International Opportunities
    Portfolio (4)................................   0.600%     0.600%     1.200%
 MS Fixed Income Portfolio (5)...................   0.000%     0.700%     0.700%
 MS High Yield Portfolio (5).....................   0.000%     0.800%     0.800%
 MS Equity Growth Portfolio (5)..................   0.000%     0.850%     0.850%
 MS Value Portfolio (5)..........................   0.000%     0.850%     0.850%
 MS Global Equity Portfolio (5)..................   0.000%     1.150%     1.150%
 MS Emerging Markets Equity Portfolio (5)........   0.000%     1.750%     1.750%
 BT EAFE-Registered Trademark- Equity Index Fund
    (6)..........................................   0.020%     0.630%     0.650%
 BT Equity 500 Index Fund (6)....................   0.000%     0.300%     0.300%
 BT Small Cap Index Fund (6).....................   0.000%     0.450%     0.450%


------------


(1) Management Fee generally represents the fees paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting, and custodian fees. For a complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund prospectuses.



(2) Neuberger & Berman AMT is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under Management Fee include the aggregate of the administration fees paid by the Portfolio and the management fee paid by its corresponding series of Advisers Managers Trust. Similarly, Other Expenses includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.



(3) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.710% for VIP High Income Portfolio, 0.570% for VIP Equity-Income Portfolio and 0.640% for VIP II Asset Manager Portfolio.



(4) Pursuant to a voluntary agreement, fees and expenses were reimbursed to the extent certain expenses exceeded .75%, .90%, 1.15% and 1.20% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively. Without such reimbursement, total operating expenses would have been 1.91%, 2.31%, 3.81% and 4.25% for J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively.



(5) With respect to the MS Fixed Income, MS High Yield, MS Equity Growth, MS Value, MS Global Equity and MS Emerging Markets Equity Portfolios, the investment adviser has voluntarily agreed to waive its investment advisory fees and to reimburse the Portfolios if such fees would cause their respective

6                                                HARTFORD LIFE INSURANCE COMPANY
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    Total Operating  Expenses to  exceed those  set forth  in the  table  above.
    Absent such reductions, it is estimated that Management Fees, Other Expenses and Total Operating Expenses for the Portfolios would have been as follows:



                                                                          TOTAL
                                                                        OPERATING
                                                  MANAGEMENT   OTHER     EXPENSES
                                                     FEES     EXPENSES     (1)
                                                  ----------  --------  ----------
 MS Fixed Income Portfolio.......................    0.40%      1.31%      1.71%
 MS High Yield Portfolio.........................    0.50%      1.18%      1.68%
 MS Equity Growth Portfolio......................    0.55%      1.50%      2.05%
 MS Value Portfolio..............................    0.55%      1.32%      1.87%
 MS Global Equity Portfolio......................    0.80%      1.63%      2.43%
 MS Emerging Markets Equity Portfolio............    1.25%      2.87%      4.12%


------------


(6) Without expense waivers and reimbursements, the total operating expenses for BT EAFE-Registered Trademark- Equity Index Fund, BT Equity 500 Index Fund and BT Small Cap Index Fund would have been 2.750%, 2.780% and 3.270%, respectively.

EXAMPLE


If you surrender your Certificate or annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:



 DIVISION                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
 Hartford Capital
   Appreciation Fund......  $ 64   $  94   $ 127    $ 224
 Hartford Bond Fund.......    63      90     119      208
 Hartford Money Market
   Fund...................    64      92     123      217
 N&B AMT Limited Maturity
   Bond Portfolio.........    65      98     134      241
 N&B AMT Balanced
   Portfolio..............    68     107     149      276
 N&B AMT Partners
   Portfolio..............    66     101     139      253
 VIP High Income
   Portfolio..............    65      96     131      233
 VIP Equity-Income
   Portfolio..............    64      92     123      217
 VIP II Asset Manager.....    64      94     127      226
 Alger American Small
   Capitalization
   Portfolio..............    67     102     141      257
 Alger American Growth
   Portfolio..............    66      99     135      244
 J.P. Morgan Bond
   Portfolio..............    65      97     133      239
 J.P. Morgan Equity
   Portfolio..............    67     102     141      258
 J.P. Morgan Small Company
   Portfolio..............    69     110     156      290
 J.P. Morgan International
   Opportunities
   Portfolio..............    70     112     158      297
 MS Fixed Income
   Portfolio..............    65      96     130      232
 MS High Yield
   Portfolio..............    66      99     136      245
 MS Equity Growth
   Portfolio..............    66     101     139      251
 MS Value Portfolio.......    66     101     139      251
 MS Global Equity
   Portfolio..............    69     110     156      290
 MS Emerging Markets
   Equity Portfolio.......    76     130     190      367
 BT
 EAFE-Registered Trademark-
   Equity Index Fund......    64      94     127      226
 BT Equity 500 Index
   Fund...................    61      83     108      181
 BT Small Cap Index
   Fund...................    62      88     116      200



    The purpose of this table is to assist the Owner in understanding various costs and expenses that an Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Portfolios. Premium taxes may also be applicable.



    This Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Maximum charges are assumed.

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------


                                    SUMMARY



    This Prospectus has been designed to provide you with the information necessary to make a decision whether to purchase the Certificate offered by Hartford and funded by the Divisions of the Separate Account. Please read the Glossary of Special Terms on pages 3 and 4 prior to reading this Prospectus in order to familiarize yourself with the terms being used.


WHAT IS THE CERTIFICATE AND HOW MAY I PURCHASE ONE?


    The Certificate is individually allocated and offered under a group flexible premium variable annuity contract. Generally, the Certificate is purchased by completing an Enrollment Form and submitting it, along with the initial Premium Payment, to the Customer Service Center for Hartford's approval. Unless otherwise determined by Hartford, the minimum initial Premium Payment is $1,000 per Certificate with a minimum allocation to any Division of $500 per Certificate. Certain plans may make smaller initial and subsequent periodic Premium Payments. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect.


WHO MAY PURCHASE THE CERTIFICATE?

    The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans.

WHAT TYPES OF INVESTMENTS ARE AVAILABLE UNDER THE CERTIFICATE?


    The underlying investments available to the Certificate are the Hartford Capital Appreciation Fund, the Hartford Bond Fund and the Hartford Money Market Fund; the Limited Maturity Bond Portfolio, the Balanced Portfolio and the Partners Portfolio of Neuberger & Berman AMT; the VIP High Income Portfolio and the VIP Equity-Income Portfolio of VIP; the VIP II Asset Manager Portfolio of VIP II; the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of Alger American Fund; the J.P. Morgan Bond Portfolio, the J.P. Morgan Equity Portfolio, the J.P. Morgan Small Company Portfolio and the J.P. Morgan International Opportunities Portfolio of J.P. Morgan Series Trust; and the MS Fixed Income Portfolio, the MS High Yield Portfolio, the MS Equity Growth Portfolio, the MS Value Portfolio, the MS Global Equity Portfolio and the MS Emerging Markets Equity Portfolio of MSUF; the BT EAFE-Registered Trademark-Equity Index Fund, the BT Equity 500 Index Fund and the BT Small Cap Index Fund of BT Insurance Funds Trust; and such other Portfolios as shall be offered from time to time. See "The Portfolios," page 11.



WHAT ARE THE CHARGES UNDER THE CERTIFICATE?


 SALES EXPENSES


    A sales load of not more than 4.6% of each Premium Payment will be deducted for sales expenses. The sales load may vary depending on the characteristics of the group, including such factors as group size, expected number of participants and the anticipated Premium Payment from participants.


 MORTALITY AND EXPENSE RISK CHARGE


    For assuming the mortality and expense risks under the Certificate, Hartford will impose a charge of 0.65% per annum against all Investment Value held in the Divisions. See "Mortality and Expense Risk Charge," page 16.


 ADMINISTRATIVE EXPENSE CHARGE

    The Certificate provides for an  administrative expense charge of $2.50  per
month   to  be   deducted  from  the   Investment  Value   to  cover  Hartford's
administrative expenses.

 PREMIUM TAX AND FEDERAL TAX CHARGES


    A deduction will be made for Premium Taxes for Certificates sold in certain states. See "Premium Tax Charge," page 17. In addition, a deduction will be made for the federal tax cost resulting from Section 848 of the Code. See "Federal Tax Charge," page 17.


 CHARGES BY THE PORTFOLIOS


    The Portfolios are subject to certain fees, charges and expenses. See the Fund prospectuses accompanying this Prospectus for more information.


CAN I GET MY MONEY IF I NEED IT?


    Subject to any applicable charges, the Certificate may be surrendered or portions of its Investment Value may be withdrawn at any time prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. If the remaining Investment Value following a partial withdrawal is less than $1,000, or Hartford's minimum then in effect, Hartford may terminate the Certificate in its entirety. See "Surrenders and Partial Withdrawals," page 15. See also "Federal Tax Considerations," page 19, for a discussion of federal tax consequences, including a 10% penalty tax that may apply upon surrender or withdrawal.



DOES THE CERTIFICATE PAY ANY DEATH BENEFIT?



    A Death Benefit is provided on the death of the Annuitant or Owner before the Annuity Commencement Date and prior to attained age 85. See "Death Benefit," page 17.


WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CERTIFICATE?


    There are four annuity options available under the Certificate. See "Annuity Options," page 18. The Annuity Commencement Date may not be deferred beyond the Maximum Deferral Age. If an Owner does not elect otherwise, the Investment Value less applicable Premium Taxes will be applied on the Annuity Commencement Date under the third option to provide a joint and last survivor life annuity.

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CERTIFICATE?



    Owners will have the right to vote on matters affecting an underlying Portfolio to the extent that proxies are solicited by such Portfolio. If an Owner does not vote, Hartford shall vote such interests in the same proportion as shares of the Portfolio for which instructions have been received by Hartford. See "Voting Rights," page 23.



                             FINANCIAL INFORMATION



    The financial statements of Hartford are included in the Statement of Additional Information. The financial statements of Hartford should be considered only as they relate to the ability of Hartford to meet its obligations under the Group Annuity and Certificates. They should not be considered as relating to the investment performance of the assets held in the Separate Account. No financial statements of the Separate Account are included because, as of the effective date of this Prospectus, no Certificates had been issued.


                        PERFORMANCE RELATED INFORMATION
    The Separate Account may advertise certain performance related information concerning its Divisions. Performance information about a Division is based on the Division's past performance only and is no indication of future performance.

    Each Division may include total return in advertisements or other sales material. When a Division advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Division has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Division at the beginning of the relevant period to the value of the investment at the end of the period.


    The Divisions investing in the Hartford Bond Fund and the Limited Maturity Bond Portfolio may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the Certificate charges described below.



    The Division investing in the Hartford Money Market Fund may advertise yield and effective yield. The yield of a Division is based upon the income earned by the Division over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in Division units and thus compounded in the course of a 52-week period. Yield reflects the Certificate charges described below.



    Total return for a Division of the Separate Account includes all Certificate charges: sales charge, mortality and expense risk charge, and the administrative expense charge, and is therefore lower than total return at the Portfolio level, where there are no comparable charges. Yield for a Division of the Separate Account includes all recurring charges (except sales charges) and is therefore lower than yield at the Portfolio level, where there are no comparable charges.


    Hartford may provide information on various topics to current and prospective Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), plan and trust arrangements, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, current and prospective Owner profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

                                  THE COMPANY


    Hartford is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by The Hartford Financial Services Group, Inc., a Delaware corporation.



    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps, on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Divisions of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.



                              THE SEPARATE ACCOUNT



    The Separate Account was established on October 28, 1994, pursuant to a resolution by the Board of Directors of Hartford. It is registered as a unit investment trust under the

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------


Investment Company Act of 1940 (the "1940 Act"). This registration does not, however, involve supervision by the SEC of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under the federal securities laws.



    Under Connecticut law, the assets of the Separate Account attributable to the Group Annuity and the Certificates offered by this Prospectus are held exclusively for the benefit of the owners of, and the persons entitled to payments under, those Certificates. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Certificates, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Investment Value allocated to the Divisions will not be affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. However, the obligations arising under the Certificates are general obligations of Hartford.



    Currently, the Separate Account has twenty-four Divisions dedicated to the Group Annuity and the Certificates, each of which invests exclusively in a corresponding Portfolio of the Funds. Additional Divisions may be established at Hartford's discretion. The Separate Account may include other divisions which may not be available under the Group Annuity.



    HARTFORD DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE DIVISIONS OR ANY OF THE UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT INVESTMENT VALUE DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE TOTAL OF PREMIUM PAYMENTS MADE UNDER THE CERTIFICATE. SINCE EACH PORTFOLIO HAS DIFFERENT INVESTMENT OBJECTIVES AND POLICIES, EACH IS SUBJECT TO DIFFERENT RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE ACCOMPANYING FUND PROSPECTUSES.



                                   THE FUNDS



    The shares of the Portfolios are sold by the Funds to the Separate Account. The assets of the Separate Account attributable to the Group Annuity are invested exclusively in the Divisions. An Owner may allocate Net Premium among the Divisions. Owners should review the brief descriptions of the investment objectives of each of the Portfolios in connection with that allocation. See "The Portfolios," page 11.



    Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the relevant Portfolios. In addition to being offered to the Separate Account, each Fund's shares are or may be offered to other separate accounts funding variable annuity contracts and variable life insurance policies issued by Hartford or its affiliates and to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts or for separate accounts of other life insurance companies to invest in shares of the Funds simultaneously. Although neither Hartford nor any of the Funds currently foresee any such disadvantage, each Fund's Board of Directors or Board of Trustees, as applicable (collectively, the "Boards"), will monitor events in order to identify any material conflict between different variable annuity and variable life owners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the Separate Account's participation in any of the Funds. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Portfolio, or
(4) differences between voting instructions given by variable annuity and variable life owners. If the Boards were to conclude that separate underlying funds should be established for variable annuity and variable life insurance separate accounts, Hartford will bear the attendant expenses.



    All investment income of, and other distributions to, each Division arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. Hartford will purchase Portfolio shares in connection with Net Premium allocated to the applicable Division in accordance with Owners' instructions and will redeem Portfolio shares to meet obligations under the Group Annuity and the Certificates or make adjustments in reserves, if any. The Funds are required to redeem Portfolio shares at net asset value and generally to make payment within seven (7) calendar days.



    Applicants should read the Fund prospectuses accompanying this Prospectus in connection with the purchase of a Certificate.



HARTFORD FUNDS



    The Separate Account currently invests in three Funds sponsored by Hartford that are available as part of OmniFlex-TM- -- the Hartford Capital Appreciation Fund, the Hartford Bond Fund, and the Hartford Money Market Fund. Each Hartford Fund is a separate diversified open-end management investment company registered under the 1940 Act and organized as Maryland corporations.



    HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds. In addition, HL Advisors has entered an investment services agreement with The Hartford Investment Management Company ("HIMCO"), pursuant to which HIMCO will provide certain investment services to the Hartford Bond Fund and the Hartford Money Market Fund. Wellington Management Company, LLP ("Wellington Management")

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


serves as sub-investment adviser for the Hartford Capital Appreciation Fund.



 NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST



    The Separate Account currently invests in Neuberger & Berman AMT, a diversified open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. Neuberger & Berman AMT consists of several portfolios, including the Limited Maturity Bond Portfolio, Balanced Portfolio and Partners Portfolio available as part of OmniFlex-TM-.



    Each portfolio of Neuberger & Berman AMT invests its assets in its corresponding series of the Advisers Managers Trust, which is also an open-end management investment company registered under the 1940 Act and is organized as a New York common law trust. The investment performance of the Limited Maturity Bond Portfolio, Balanced Portfolio and Partners Portfolio will directly correspond with the investment performance of the corresponding series of the Advisers Managers Trust. This "Master/Feeder Fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities.



    Neuberger & Berman Management Incorporated serves as the investment manager of each series of Advisers Managers Trust and as administrator of and distributor of the shares of each portfolio of Neuberger & Berman AMT. Neuberger & Berman, LLC serves as the sub-adviser for each series of Advisers Managers Trust.



 VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE
INSURANCE PRODUCTS FUND II (EACH, A "FIDELITY FUND"
AND COLLECTIVELY, THE "FIDELITY FUNDS")



    The Separate Account currently invests in both Fidelity Funds. The Fidelity Funds are diversified, open-end management investment companies organized as Massachusetts business trusts by Fidelity Management & Research Company ("FMR") and registered under the 1940 Act. The Fidelity Funds consist of several investment portfolios, including the VIP High Income Portfolio, VIP Equity-
Income Portfolio and VIP II Asset Manager Portfolio available as part of OmniFlex-TM-.



    The Fidelity Funds are each managed by FMR. FMR is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.



 THE ALGER AMERICAN FUND



    The Separate Account currently invests in shares of The Alger American Fund, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. The Alger American Fund consists of six series, including the Alger American Small Capitalization and Alger American Growth Portfolios available as part of OmniFlex-TM-.



    The Alger American Fund is managed by Fred Alger Management, Inc. ("Alger Management"), a subsidiary of Fred Alger & Company, Incorporated, which is in turn a subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management has been in the business of providing investment advisory services since 1964.



 J.P. MORGAN SERIES TRUST II



    The Separate Account currently invests in shares of J.P. Morgan Series Trust, a diversified open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. J.P. Morgan Series Trust consists of five portfolios, including the J.P. Morgan Bond, J.P. Morgan Equity, J.P. Morgan Small Company and J.P. Morgan International Opportunities Portfolios available as part of OmniFlex-TM-.



    Each Portfolio of J.P. Morgan Series Trust is advised by J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated which is a bank holding company with a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as financial adviser to national governments.



 MORGAN STANLEY UNIVERSAL FUNDS, INC.



    The Separate Account currently invests in shares of MSUF, an open-end management investment company registered under the 1940 Act and organized as a corporation under the laws of the State of Maryland. MSUF consists of 17 portfolios, including the Fixed Income, High Yield, Equity Growth, Value, Global Equity and Emerging Markets Equity Portfolios available as part of OmniFlex-TM-.



    The investment adviser for Equity Growth, Global Equity and Emerging Markets Equity Portfolios is Morgan Stanley Asset Management Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a publicly owned global financial services corporation. The investment adviser for Fixed Income, High Yield and Value Portfolios is Miller Anderson & Sherrerd, LLP, which is indirectly wholly-owned by Morgan Stanley Dean Witter & Co.



 BT INSURANCE FUNDS TRUST



    The Separate Account currently invests in the BT Insurance Funds Trust, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. BT Insurance Funds Trust consists of six series, including the EAFE-Registered Trademark- Equity Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund available as part of OmniFlex-TM-.

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------


    BT Insurance Funds Trust has retained the services of Bankers Trust Global Investment Management, a unit of Bankers Trust Company, as investment manager. Bankers Trust Company conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional markets.


                                 THE PORTFOLIOS


    The underlying investment for the Certificates are shares of the Portfolios. The Portfolio corresponding to each Division and its investment objective are described below. Hartford reserves the right, subject to compliance with the law, to offer additional Portfolios with differing investment objectives. Owners should review the following brief descriptions of the investment objectives of the Portfolios.



 HARTFORD CAPITAL APPRECIATION FUND



    Hartford Capital Appreciation Fund seeks to achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation.

 HARTFORD BOND FUND


    Hartford Bond Fund seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of the Portfolio may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Portfolio's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "High Yield-High Risk Debt Securities."



 HARTFORD MONEY MARKET FUND



    Hartford  Money  Market  Fund  seeks  to  achieve  maximum  current   income
consistent with liquidity and preservation of capital.



 LIMITED MATURITY BOND PORTFOLIO



    N&B AMT Limited Maturity Bond Portfolio seeks to achieve the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. This Portfolio invests in a diversified portfolio primarily consisting of short to intermediate term U.S. government and agency securities and investment grade debt securities issued by financial institutions, corporations, and others. The Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed-income securities that are below investment grade.



 BALANCED PORTFOLIO



    N&B AMT Balanced Portfolio seeks to achieve long-term capital growth and reasonable current income without undue risk to principal. It is anticipated that the Portfolio's investment program will normally be managed so that approximately 60% of its total assets will be invested in common and preferred stocks and the remaining assets will be invested in debt securities, primarily investment grade. However, depending on the investment manager's views regarding current market trends, the common stock portion of its portfolio investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of its assets will be invested in fixed income securities.



 PARTNERS PORTFOLIO



    N&B AMT Partners Portfolio seeks to achieve capital growth. This Portfolio's investment approach is to invest principally in common stocks of medium to large capitalization established companies, using a value-oriented investment approach designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow and the company's track record through all parts of the market cycle.



 VIP HIGH INCOME PORTFOLIO



    VIP High Income Portfolio seeks high current income primarily through investments in all types of income-producing debt securities, preferred stocks and convertible securities. Although the Portfolio has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default.


 VIP EQUITY-INCOME PORTFOLIO


    VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. This Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks (commonly referred to as "S&P 500"). The Portfolio may invest in high yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.



 VIP II ASSET MANAGER PORTFOLIO



    VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


    Alger American Small Capitalization Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly.

 ALGER AMERICAN GROWTH PORTFOLIO


    Alger American Growth Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.



 J.P. MORGAN BOND PORTFOLIO



    J.P. Morgan Bond Portfolio seeks high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. Under normal market conditions, 65% of the Portfolio's, assets will be invested in bonds, debentures and other debt instruments. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar-denominated securities of foreign issuers.



 J.P. MORGAN EQUITY PORTFOLIO



    J.P. Morgan Equity Portfolio seeks high total return from a portfolio comprised of selected equity securities. The Portfolio invests primarily in the common stock of large and medium capitalization U.S. companies.



 J.P. MORGAN SMALL COMPANY PORTFOLIO


    J.P. Morgan Small Company Portfolio seeks high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.



 J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO



    J.P. Morgan International Opportunities Portfolio seeks high total return from a portfolio of equity securities of foreign corporations. Under normal market conditions, the Portfolio will invest in a minimum of three different foreign countries.



 FIXED INCOME PORTFOLIO



    MS Fixed Income Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agency securities, corporate bonds, foreign bonds, mortgage-backed securities of domestic issuers, and other fixed income securities and derivatives. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in fixed income securities, not more than 20% of which will be below investment grade (commonly referred to as "high yield securities" or "junk bonds").


 HIGH YIELD PORTFOLIO


    MS High Yield Portfolio seeks above average total return over a market cycle of three to five years by investing at least 65% of its total assets in high yield securities of U.S. and foreign issuers including corporate bonds and other fixed income securities. The Portfolio expects to achieve its objective through maximizing current income, although it may seek capital growth opportunities when consistent with its objective.


 EQUITY GROWTH PORTFOLIO


    MS Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts and other equity securities. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities.


 VALUE PORTFOLIO


    MS Value Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities. The Portfolio may invest up to 5% of its total assets in foreign equity securities (other than ADRs).


 GLOBAL EQUITY PORTFOLIO


    MS Global Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, depositary receipts and other equity securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in equity securities. Also, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in common stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States.



 EMERGING MARKET EQUITY PORTFOLIO



    MS Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers. Under normal circumstances, at least 65%

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HARTFORD LIFE INSURANCE COMPANY                                               13
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of the Portfolio's  total assets  will be  invested in  emerging market  country equity securities.



 EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND



    BT EAFE-Registered Trademark- Equity Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Europe, Australia, Far East Index (the "EAFE Index"), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States, by investing in a statistically selected sample of the equity securities included in the EAFE Index. It will invest primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the Untied States.



 EQUITY 500 INDEX FUND



    BT Equity 500 Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index emphasizing large-capitalization stocks. It will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.



 SMALL CAP INDEX FUND



    BT Small Cap Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. It will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.



    There is no assurance that any of the Portfolios will achieve their stated objectives. Owners are also advised to read the Fund prospectuses accompanying this Prospectus for more detailed information.



                                THE CERTIFICATE



    The Certificate is individually allocated and offered under a group flexible premium variable annuity contract. Payments for the Certificate will be held in the Divisions of the Separate Account. Each Division invests in a different underlying Portfolio with its own distinct investment objectives. You choose the Division(s) with the investment objectives that meet your needs. You may select one or more Divisions and determine the percentage of your Premium Payment that is put into a Division. Subject to certain limits, you may also reallocate assets among the Divisions so that your investment program meets your specific needs over time. There are minimum requirements for investing in each Division which are described later in this Prospectus. In addition, there are certain other limitations on withdrawals and reallocations of amounts in the Divisions as described in this Prospectus. See "Charges Under the Certificate" for a description of the charges for redeeming a Certificate and other charges made under the Certificate.



    The Owner may select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. Generally, the Certificate contains the four optional forms of annuity described later in this Prospectus. The Annuity Commencement Date may not be deferred beyond the Maximum Deferral Age.



    The Annuity Commencement Date may be changed from time to time, but any such change must be made at least 30 days prior to the date on which payments are scheduled to begin. If you do not elect otherwise, payments will begin at the Annuitant's age 90 under Option 3 (joint and last survivor life annuity).



    When an annuity is effected under a Certificate, unless otherwise specified, Investment Value held in the Divisions will be applied to provide a variable annuity based on the pro rata amount in the various Divisions. Variable annuity payments will vary in accordance with the investment performance of the Division you have selected. The Certificate allows the Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed.


                          OPERATION OF THE CERTIFICATE

                                PREMIUM PAYMENTS


    The balance of each initial Premium Payment remaining after the deduction of the sales load, any applicable Premium Tax and the federal tax charge, is credited to your Certificate within two business days of receipt of a properly completed Enrollment Form and the initial Premium Payment by Hartford at its Customer Service Center. It will be credited to the Division(s) in accordance with your allocation instructions. If the Enrollment Form is incomplete when received, the initial Premium Payment will be returned within five (5) business days, unless you consent to Hartford's retention of the Premium Payment until the Enrollment Form is made complete.



    Subsequent Premium Payments are priced on the Valuation Day they are received by Hartford at its Customer Service Center or other designated administrative office.


    The number of Accumulation Units in each Division to be credited to a Certificate will be determined by dividing the portion of the Premium Payment being credited to each
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14                                               HARTFORD LIFE INSURANCE COMPANY
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Division by the value of an Accumulation Unit in that Division on that date.


    The minimum initial Premium Payment is $1,000 per Certificate, unless agreed to otherwise by Hartford. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect. Certain plans may make smaller initial and subsequent periodic payments. Each Premium Payment may be split among the various Divisions subject to minimum amounts then in effect.



                            RIGHT TO EXAMINE PERIOD



    If you are not satisfied with your purchase, you may surrender the Certificate by returning it within ten (10) calendar days after you receive it (or within such period as required in your state). A written request for cancellation must accompany the Certificate. In such event, Hartford will refund an amount equal to the Investment Value on the date of receipt of the request for cancellation, plus any charges deducted. The Owner bears the investment risk during the period prior to Hartford's receipt of the request for cancellation.



    In certain states, Hartford must return to the applicant the greater of the Premium Payment(s) paid or the sum of (1) the Investment Value on the date the returned Certificate is received by Hartford at the Customer Service Center or its agent and (2) any deductions under the Certificate or by the Portfolios for taxes, charges or fees. In these states, the initial Premium Payment is allocated to the Division investing in the Hartford Money Market Fund during the right to examine period.


                         ALLOCATION OF PREMIUM PAYMENTS



    Upon written request, You may change the premium allocation. Portions allocated to the Investment Divisions must be whole percentages of 5% or more. Subsequent Net Premiums will be allocated among Investment Divisions according to Your most recent instructions, subject to the following. If We receive a premium and Your most recent allocation instructions would violate the 5% requirement, We will allocate the Net Premium among the Investment Divisions according to Your previous premium allocation. If the asset rebalancing option is in effect, premiums will be allocated accordingly until that option is terminated. See "Asset Rebalancing," page 15.



    The Owner will receive several different types of notification as to what his or her current premium allocation is. The initial allocation chosen by the Owner on the Enrollment Form is shown in the Certificate. In addition, every transactional confirmation generated after a premium payment is received will show how that premium has been allocated. A Certificate's annual statement will also summarize the current premium allocation in effect for that Certificate.


                          VALUE OF ACCUMULATION UNITS


    The value of Accumulation Units for each Division will vary to reflect the investment experience of the applicable Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Division on the preceding Valuation Day by an "Experience Factor" for that Division for the Valuation Period then ended. The Experience Factor for each of the Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Portfolio during the current Valuation Period), divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period. You should refer to the Fund prospectuses which accompanies this Prospectus for a description of how the assets of each Portfolio are valued since each determination has a direct bearing on the Accumulation Unit value of the Division and therefore the Investment Value. The Accumulation Unit value is affected by the performance of the underlying Portfolio(s), expenses and deduction of the charges described in this Prospectus.



    The shares of the Portfolio are valued at net asset value on each Valuation Day. A description of the valuation methods used in valuing Portfolio shares may be found in the accompanying prospectuses of the Funds.


                                INVESTMENT VALUE

    The Investment Value under your Certificate at any time prior to the commencement of annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Certificate in each Division by the then current Accumulation Unit values for the applicable Division. You will be advised at least annually of the number of Accumulation Units credited to each Division, the current Accumulation Unit values, and the Investment Value.


                           TRANSFERS AMONG DIVISIONS



AMOUNT AND FREQUENCY OF TRANSFERS



    Upon request and as long as the Certificate is in effect, an Owner may transfer amounts among the Divisions, without charge, up to twelve (12) times per Certificate Year. Transfers in excess of twelve (12) per Certificate Year will be subject to a charge of $50 per transfer deducted from the amount of the transfer. Transfer requests must be in writing on a form approved by Hartford or by telephone in accordance with established procedures. The amounts which may

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HARTFORD LIFE INSURANCE COMPANY                                               15
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be  transferred will be  limited by Hartford's rules  then in effect. Currently, the minimum value of Accumulation Units that may be transferred from one Division to another is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Division. The value of the remaining Accumulation Units in a Division after a transfer must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Division would be less than $500, the entire value will be transferred.



    Currently there are no restrictions on transfers other than those described herein. Hartford reserves the right in the future to impose additional restrictions on transfers.



TRANSFERS TO OR FROM DIVISIONS



    In the event of a transfer from a Division, the number of Accumulation Units credited to the Division from which the transfer is made will be reduced. The reduction will be determined by dividing:



1.  the amount transferred by,



2. the Accumulation Unit value for that Division on the Valuation Day Hartford receives the request for transfer in writing at the Customer Service Center.



    In the event of a transfer to a Division, Hartford will increase the number of Accumulation Units credited thereto. The increase will equal:



1.  the amount transferred divided by,



2. the Accumulation Unit Value for that Division determined on the Valuation Day Hartford receives the request for transfer in writing at the Customer Service Center.



PROCEDURES FOR TELEPHONE TRANSFERS



    Owners may effect telephone transfers in two ways. An Owner may directly contact a customer service representative. Owners may in the future also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the transfer of monies among the Divisions and change of the allocation of future payments. Owners intending to conduct telephone transfers through the VRU will be asked to complete a Telephone Authorization Form.



    Hartford will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a customer service representative accepts any request, the caller will be asked for his or her social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all Owners who request VRU access. The PIN is selected by and known only to the Owner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a customer service representative, will be confirmed by Hartford through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Certificate's history. Hartford is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.



                               ASSET REBALANCING



    Subject to Hartford's rules then in effect, an Owner may authorize Hartford to automatically reallocate Investment Value periodically in order to maintain a particular percentage allocation among the Divisions as selected by the Owner ("Asset Rebalancing"). The Investment Value held in each Division will increase or decrease in value at different rates during the relevant period. Asset Rebalancing is intended to reallocate Investment Value from those Divisions that have increased in value to those that have decreased in value.



    To elect Asset Rebalancing, a request in writing must be received by Hartford at its Customer Service Center. If Asset Rebalancing is elected, all Investment Value must be included in the automatic reallocation. The percentages selected under Asset Rebalancing will override any prior percentage allocations chosen by the Owner and all future Net Premiums will be allocated accordingly. Once elected, an Owner may instruct Hartford in writing at any time to terminate the option. In addition, any transfer made outside of Asset Rebalancing will terminate the option.



                       SURRENDERS AND PARTIAL WITHDRAWALS



    At any time prior to the Annuity Commencement Date, you have the right, subject to the limitations set forth below, to surrender the Certificate or to make partial withdrawals. Surrenders and partial withdrawals are not permitted after annuity payments commence, except that a full surrender is allowed under Option 4 if selected as the annuity payment option. See "Annuity Options," page 18.


    FULL SURRENDERS. At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option 4), the Owner has the right to terminate the Certificate. In such event, the Surrender Value of the Certificate may be taken in the form of a lump sum cash settlement. The Surrender Value of the Certificate is equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges. The Surrender Value may be more or less than the amount of the Premium Payments made to a Certificate.


    PARTIAL WITHDRAWALS. The Owner may make partial withdrawals of Investment Value prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. The minimum

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16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


amount withdrawn must be at least equal to the minimum amount rules then in effect. The maximum partial withdrawal is equal to the Investment Value less $1,000. Additionally, if the remaining Investment Value following a surrender is less than $1,000 or Hartford's minimum amount rules then in effect, Hartford may terminate the Certificate and pay the Surrender Value.


    Certain plans may have different withdrawal privileges. Hartford may permit the Owner to preauthorize partial withdrawals subject to certain limitations then in effect.

    In requesting a partial withdrawal you should specify the Division(s) from which the partial withdrawal is to be taken. Otherwise, such withdrawal will be effected on a pro rata basis according to the value in each Division under a Certificate. For federal tax purposes, any partial withdrawal will be deemed to be first from earnings, to the extent that they exist, and then from Premium Payments.

    Payment on any request for a surrender or partial withdrawal from the Divisions will be made as soon as possible and in any event no later than seven calendar days after the written request is received by Hartford at its Customer Service Center.


    ANY SURRENDER OR PARTIAL WITHDRAWAL DESCRIBED ABOVE MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE OWNER. THE OWNER, THEREFORE, SHOULD CONSULT A TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. SEE "FEDERAL TAX CONSIDERATIONS," PAGE 19.



                           PROCESSING OF TRANSACTIONS



    Generally, transactions initiated by an Owner will be processed only on a Valuation Day. Requests received by Hartford at its Customer Service Center on a Valuation Day before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of that day except as otherwise indicated in this Prospectus. Those requests received after the close of the NYSE will be processed as of the next Valuation Day.


                         CHARGES UNDER THE CERTIFICATE


    Certain charges and deductions described below may be reduced for Certificates issued in connection with a specific plan in accordance with Hartford's rules in effect as of the date an Enrollment Form for a Certificate is approved. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, size of the plan, expected number of participants and anticipated Premium Payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Certificate vary based on such factors as the size of the plan, the purposes for which Certificates are purchased and certain characteristics for the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. Hartford may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Separate Account.


                                 SALES EXPENSES

    A sales load of not more than 4.6% of Premium Payments, depending on the plan to which the Certificate was issued, will be deducted for expenses related to the sales and distribution of the Certificate.

                       MORTALITY AND EXPENSE RISK CHARGE

    Although variable annuity payments made under the Certificates will vary in accordance with the investment performance of the underlying Portfolio shares held in the Division(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Certificates because of the expense and mortality undertakings by Hartford.

    For assuming these risks under the Certificates, Hartford will make a daily charge at the rate of 0.65% per annum against all Investment Values held in the Divisions during the life of the Certificate, including the payout period (estimated at up to 45% for mortality and up to 20% for expense).

    The mortality undertaking provided by Hartford under the Certificates, assuming the selection of one of the forms of life Annuities, is to make monthly annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Certificate) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of the Death Benefit under the Certificate.


    The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its General Account to fulfill its Certificate obligations. In that event, a loss will fall on Hartford. Also, in the event of the death of an Annuitant or Owner prior to the commencement of annuity payments Hartford can, in periods of

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HARTFORD LIFE INSURANCE COMPANY                                               17
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declining value,  experience  a  loss  resulting  from  the  assumption  of  the mortality risk relative to the Death Benefit.


    In providing an expense undertaking, Hartford assumes the risk that the sales loads and the administrative expense charges for maintaining the Certificates prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

                         ADMINISTRATIVE EXPENSE CHARGE

    Hartford will deduct certain fees from Investment Value to reimburse it for expenses relating to the administration and maintenance of the Certificate and for administration of the Separate Account. The Certificate provides for an administrative expense charge of $2.50 to be deducted from Investment Value on the Certificate Date and monthly on the same calendar day as the Certificate Date, or on the last day of any month which has no such calendar day.

    The deduction will be made pro rata according to the value in each Division under a Certificate. There is not necessarily a relationship between the amount of administrative charge imposed on a given Certificate and the amount of expenses that may be attributable to that Certificate; expenses may be more or less than the charge.


    The types of expenses incurred by the Separate Account include, but are not limited to, expenses for issuing the Certificate, sending confirmations, creating and distributing annual and other periodic statements, processing reallocations and surrenders, responding to Owner inquiries, reconciling and depositing cash receipts, daily calculating and monitoring of Accumulation Unit values of the Divisions, Separate Account reporting, including semiannual and annual reports and mailing and tabulation of shareholder proxy solicitations.



    You should refer to the Fund prospectuses for a description of deductions and expenses paid out of the assets of the Portfolios.


                               PREMIUM TAX CHARGE


    A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. The range of Premium Taxes is currently 0% to 3.5%. Some states assess the tax at the time Premium Payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes to the applicable governmental entity at the time imposed under applicable law and will deduct Premium Taxes at such time.


                               FEDERAL TAX CHARGE


    We deduct a current charge of 0.43% of each Premium Payment to cover the estimated cost of the federal income tax treatment of the Certificates deferred acquisition costs under Section 848 of the Code. This charge may be increased or decreased to reflect changes in federal tax laws. Hartford includes the federal tax charge as a factor when computing the maximum sales load chargeable under SEC rules.



                                 DEATH BENEFIT



    The Certificates provide that in the event the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant, if the Contingent Annuitant predeceases the Annuitant, or if the Owner dies before the Annuity Commencement Date, the Beneficiary will receive the Death Benefit. If the Owner is a non-natural person, however, a Death Benefit will be payable in the event the Annuitant dies prior to the Annuity Commencement Date.



    If the death of the Annuitant or Owner occurs prior to the Annuitant or Owner attaining age 85, the Death Benefit will be the greater of:



(a) The Investment Value as determined on the date of receipt of due proof of death acceptable to Hartford and received in its Customer Service Center, or



(b) 100% of all Premium Payments made by the Owner under the Certificate, reduced by the amount of any partial withdrawals since the Certificate Date.



    If the Annuitant or Owner had attained age 85 prior to death, the Death Benefit will be equal to the Investment Value.



                            PAYMENT OF DEATH BENEFIT



    The Death Benefit may be taken in a lump sum or under any of the settlement options then offered by Hartford; provided, however, that (a) in the event of the death of any Owner prior to the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after the death of the Owner and (b) in the event of the death of any Owner or Annuitant occurring on or after the Annuity Commencement Date, any remaining interest in the Certificate will be paid at least as rapidly as under the method of distribution in effect at the time of death, except that, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. Notwithstanding the foregoing, in the event of the Owner's death where the sole

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18                                               HARTFORD LIFE INSURANCE COMPANY
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Beneficiary is the spouse of the Owner and the Annuitant or Contingent Annuitant
is living, such spouse may elect, in lieu of receiving the Death Benefit, to be treated as the Owner. Only one such spousal election is permitted with respect to any Certificate.



    Notwithstanding any provisions to the contrary, if the Certificate is owned by a corporation or other non-individual, a Death Benefit will be paid upon the death of the Annuitant prior to the Annuity Commencement Date. Such benefit will be payable only as one sum or under the same settlement options and in the same manner as if an individual Owner died on the date of the Annuitant's death.



    When payment is taken in one sum, payment will be made within 7 days after the date due proof of death is received, except that there may be a postponement in the payment of the Death Benefit whenever (a) the NYSE is closed, except for holidays or weekends, or trading on the NYSE is restricted as determined by the SEC, (b) the SEC permits postponement and so orders, or (c) the SEC determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.


                                ANNUITY BENEFITS


    You select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Maximum Deferral Age. The Annuity Commencement Date may be changed from time to time, but any change must be at least 30 days prior to the date on which annuity payments are scheduled to begin. The Certificate allows the Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed, nor may a variable allocation be reallocated to the General Account.


                                ANNUITY OPTIONS


    The Certificate contains the four annuity options described below. If you do not elect otherwise, payments in most states will automatically begin at the Maximum Deferral Age under Option 3 (Joint and Last Survivor Annuity).



    Under any of the annuity options excluding Option 4, no surrenders are permitted after annuity payments commence. Only full surrenders are permitted under Option 4.


OPTION 1 -- Life Annuity

    An annuity payable monthly during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a Death Benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.


OPTION 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain


    An annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

OPTION 3 -- Joint and Last Survivor Annuity

    An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 4 -- Payments for a Designated Period

    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, surrender the Certificate and receive, within seven days, the Surrender Value of the Certificate as determined by Hartford.

    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


    Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to an Owner.


    Hartford may offer other annuity options from time to time.

HARTFORD LIFE INSURANCE COMPANY                                               19
--------------------------------------------------------------------------------

                             ANNUITY UNIT VALUATION


    The value of the Annuity Unit for each Division in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Experience Factor (see "Value of Accumulation Units," page
14)   for   the   day    for   which   the   value    of   the   Annuity    Unit



is being calculated and (2) a factor to neutralize the assumed investment rate of 5.00% per annum discussed below.


                        DETERMINATION OF PAYMENT AMOUNT


    When annuity payments are to commence, the Investment Value is determined as the product of the value of Accumulation Units of each Division on that same day and the number of Accumulation Units credited to each Division as of the date the annuity is to commence.


    The Certificate contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Division under a Certificate. The first monthly payment varies according to the form and type of annuity selected. The Certificate contains annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 3% per annum for the fixed annuity and 5% per annum for the variable annuity.

    The total first monthly variable annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Division (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Certificates.
    Fixed annuity payments are determined at annuitization by multiplying the values allocated (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the annuity tables in the Certificate. The annuity payment will remain level for the duration of the annuity.

    The amount of the first monthly variable annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Division no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.


    THE A.I.R. ASSUMED IN THE TABLES WOULD PRODUCE LEVEL VARIABLE ANNUITY PAYMENTS IF THE INVESTMENT RATE REMAINED CONSTANT. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.


    The Annuity Unit value used in calculating the amount of the variable annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the annuity payment.

                           FEDERAL TAX CONSIDERATIONS


    What   are  some  of  the  federal   tax  consequences  which  affect  these
Certificates?


  A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CERTIFICATE DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Certificates cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.

  B. TAXATION OF HARTFORD AND
     THE SEPARATE ACCOUNT


    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. See "Value of Accumulation Units," page 14. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Certificates.

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.



    Section 72 contains provisions for Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Certificate is currently includable in the gross income of a non-natural person unless the non-natural person holds the Certificate as an agent for a natural person. There is an exception from current inclusion for certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.



    If the Owner is not an individual, the primary Annuitant shall be treated as the Owner for purposes of making distributions which are required to be made upon the death of the Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Owner.



 2. OTHER OWNERS (NATURAL PERSONS).



    An Owner is not taxed on increases in the value of the Certificate until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Certificate) or as Annuity payments under the settlement option elected.


    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Certificates obtained in a tax-free exchange for other annuity contract or life insurance contract which were purchased prior to August 14, 1982.

   A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.
i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.
ii. To the extent that the value of the Certificate (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."
iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Certificate does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Certificate or the assignment or pledge of any portion of the value of the Certificate shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Certificate, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

   B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------

    aggregation rule referred to in the next subparagraph c. may apply).
   C. AGGREGATION OF TWO OR MORE ANNUITY CERTIFICATES.

    Certificates issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Owner within the same calendar year (other than certain contract held in connection with a tax-qualified retirement arrangement) will be treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the contract and the investment in the contract will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such contract is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

   D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN
      WITHDRAWALS AND ANNUITY PAYMENTS.
i. If any amount is received or deemed received on the Certificate (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):
    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.
    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).
    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

   E. SPECIAL PROVISIONS AFFECTING CERTIFICATES OBTAINED
      THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR
      LIFE INSURANCE CERTIFICATES PURCHASED PRIOR TO
      AUGUST 14, 1982.

    If the Certificate was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Certificate) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph 3.

   F. REQUIRED DISTRIBUTIONS.


i.  Death of Owner or Primary Annuitant


    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:


    1. If any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



    2. If any Owner dies before the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after such death; and



    3. If the Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Certificate shall be treated as the Owner, and any change in the primary annuitant shall be treated as the death of the Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Certificate.


ii.  Alternative Election to Satisfy Distribution Requirements

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


     If any portion of the interest of an Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.


iii. Spouse Beneficiary


     If any portion of the interest of an Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Owner of such portion for purposes of section i. above.


 3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Certificate is not treated as an annuity contract, the Owner will be subject to income tax on the annual increases in cash value.



    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.



    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Owner must agree to pay the tax due for the period during which the diversification requirements were not met.



    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the Owner, such as the ability to select and control investments in a separate account, will cause the Owner to be treated as the owner of the assets for tax purposes.



    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether an Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the Certificates, as necessary, to prevent Owners from being considered the owners of the assets in the separate accounts.


  D. FEDERAL INCOME TAX WITHHOLDING

    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

 1. NON-PERIODIC DISTRIBUTIONS.

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------

forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

 2. PERIODIC DISTRIBUTIONS.


    A period distribution is a distribution payable over a period greater than one year. The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.


  E. ANNUITY PURCHASES BY NONRESIDENT
     ALIENS AND FOREIGN CORPORATIONS


    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.


                                GENERAL MATTERS


                            ADDITIONS, DELETIONS OR
                          SUBSTITUTIONS OF INVESTMENTS



    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Divisions which fund the Group Annuity. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Group Annuity, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Group Annuity. No substitution of securities will take place without notice to and consent of Owners and without prior approval of the SEC to the extent required by the Investment Company Act of 1940. Subject to Owner approval, if required, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor which may fund the Group Annuity.

                                   ASSIGNMENT


    Benefits under a Certificate described herein are assignable by the Owner only if Hartford agrees. An assignment of a Certificate may subject the assignment proceeds to income taxes and certain penalty taxes. See "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans," page 19.


                                  MODIFICATION


    Hartford reserves the right to modify the Certificate, but only if such modification (i) is necessary to make the Certificate or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued tax advantages for the Certificate under the Code or other federal or state laws; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Division(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification, Hartford will provide notice to the Owner or to the payee(s) during the annuity period. Hartford may also make appropriate endorsement in the Certificate to reflect such modification.


                              MISSTATEMENT OF AGE

    If the age of the Annuitant has been misstated, the amount of the annuity payable by Hartford will be that provided by that portion of the amounts allocated to effect such annuity on the basis of the corrected information without changing the date of the first payment of such annuity. Any underpayments by Hartford shall be made up immediately and any overpayments shall be charged against future amounts becoming payable.

                               DELAY OF PAYMENTS


    There  may be postponement of a  surrender payment or Death Benefit whenever
(a) the NYSE is closed, except for holidays or weekends, or trading on the NYSE is restricted as determined by the SEC; (b) the SEC permits postponement and so orders; or (c) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practicable.


                                 VOTING RIGHTS

    Hartford will notify you of any Portfolio shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will also send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Portfolio shares held for your account.

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    In connection with the voting of Portfolio shares held by it, Hartford will arrange for the handling and tallying of voting instructions received from Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Portfolio shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Portfolio shares held by it in accordance with the instructions received from the Owners for whose accounts the Portfolio shares are held. If an Owner desires to attend any meeting at which shares held for the Owner's benefit may be voted, the Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Portfolio shares held for such Owner's account. In the event that the Owner gives no instructions or leaves the manner of voting discretionary, Hartford will vote such shares of the appropriate Portfolio in the same proportion as shares of that Portfolio for which instructions have been received. During the annuity period under a Certificate the number of votes will decrease as the assets held to fund annuity benefits decrease.


                               EXPERIENCE CREDIT


    The Certificates issued under a corporate-sponsored plan may be eligible for experience credits due to administrative savings. The amount of any experience credit may be paid in cash or applied to and used to increase Investment Value.



                       DISTRIBUTION OF THE GROUP ANNUITY



    The Group Annuity will be sold by insurance and variable annuity agents of Hartford who are either registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), a wholly-owned broker-dealer subsidiary of Hartford, or of independent broker-dealers. These broker-dealers are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are members of the National Association of Securities Dealers, Inc.



    Commissions will be paid by Hartford and will not be more than 4.6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit, service fees, asset-based trail commissions, or other compensation.



    Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rule or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.



    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.



                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS



    The assets of the Separate Account are held by Hartford and are kept physically segregated and held separate and apart from the other accounts of Hartford. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.


                               LEGAL PROCEEDINGS

    There are no material legal proceedings pending to which the Separate Account is a party.

                                 LEGAL COUNSEL


    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Secretary, Hartford Life, P.O. Box 2999, Hartford, Connecticut 06104-2999.


                                    EXPERTS


    The audited financial statements and financial statement schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:


    International Corporate Marketing Group
    Attn: Group Annuity Operations
         100 Campus Drive, Suite 250
         Florham Park, NJ 07932
         Telephone: 800-861-1408

HARTFORD LIFE INSURANCE COMPANY                                               25
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                     OF THE
                      STATEMENT OF ADDITIONAL INFORMATION



                                                                         PAGE
                                                                         ----
 DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY........................
 SAFEKEEPING OF ASSETS.................................................
 INDEPENDENT PUBLIC ACCOUNTANTS........................................
 DISTRIBUTION OF CERTIFICATES..........................................
 CALCULATION OF YIELD AND RETURN.......................................
 PERFORMANCE COMPARISONS...............................................
 FINANCIAL STATEMENTS..................................................

    To Obtain a Statement of Additional Information, please complete this form and mail to:



    International Corporate Marketing Group
    Attn: Group Annuity Operations
       100 Campus Drive, Suite 250
       Florham Park, NJ 07932



    Please send a Statement of Additional Information for OmniFlex-TM- funded by ICMG Secular Trust Separate Account to me at the following address:


----------------------------------------------------
                            Name

------------------------------------------------------------
                          Address

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    City/State                                           Zip
Code

The following prospectuses contain information relating to all of the funds offered by the Hartford, Fidelity, and Morgan Stanley prospectuses. Not all of the funds in the Hartford, Fidelity, and Morgan Stanley prospectuses are available to OmniFlex-TM- Policy Owners. Please review the OmniFlex product prospectus for details regarding available funds (see "The Portfolios").